                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                PEERLESS MFG. CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                               PEERLESS MFG. CO.
                             2819 WALNUT HILL LANE
                              DALLAS, TEXAS 75229

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 25, 1998

To the Shareholders of
PEERLESS MFG. CO.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Peerless Mfg. Co. (the "Company") will be held at the Company's Corporate Offices, 2819 Walnut Hill Lane, Dallas, Texas, on Wednesday, the 25th day of November, 1998 at 10:00 a.m., local time, for the following purposes:

          1. To elect one Director to serve as a Class I Director for a three-year term and until his successor is elected and qualified;

          2. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

     The Board of Directors fixed the close of business on October 2, 1998 as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The transfer books will not be closed.

     It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are invited to attend the meeting in person, but whether or not you plan to attend, please complete, date, sign and return the accompanying Proxy in the enclosed postage-paid self-addressed envelope. If you do attend the meeting, you may, if you wish, revoke your Proxy and vote your shares in person.

                                            By Order of the Board of Directors,

                                            /s/ PAUL W. WILLEY

                                            Paul W. Willey
                                            Secretary

Dated: October 20, 1998

        YOUR VOTE IS IMPORTANT. PLEASE DATE, EXECUTE AND RETURN PROMPTLY
               THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

                               PEERLESS MFG. CO.
                             2819 WALNUT HILL LANE
                              DALLAS, TEXAS 75229

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 25, 1998
                             ---------------------
                               PROXY SOLICITATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Peerless Mfg. Co. (the "Company"), a Texas corporation, to be used at the Annual Meeting of the Shareholders of the Company (the "Annual Meeting"), to be held at the Company's corporate offices, 2819 Walnut Hill Lane, Dallas, Texas on Wednesday, November 25, 1998 at 10:00 a.m., and at any adjournment(s) thereof. The approximate date on which this Proxy Statement and accompanying form of Proxy were first sent or given to shareholders is October 20, 1998.

                          VOTING AT THE ANNUAL MEETING

     The record date for the determination of shareholders entitled to vote at the Annual Meeting and to notice thereof was the close of business on October 2, 1998 (the "Record Date"). On the Record Date, there were issued and outstanding 1,457,492 shares of Common Stock of the Company, par value $1.00 per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share owned as of the Record Date on all matters presented at the meeting. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. The affirmative vote of a majority of the shares eligible to vote and actually voted at the Annual Meeting, if a quorum is present, is required for the election of directors and for action on such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof.

     Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any shareholder who is present at the meeting but who abstains from voting shall be counted for purposes of determining whether a quorum exists, but an abstention shall not be counted as an affirmative vote with respect to any matter. Any shareholder of the Company has the unconditional right to revoke such shareholder's proxy at any time prior to the voting thereof by written notice of revocation to Paul W. Willey, Secretary, Peerless Mfg. Co., 2819 Walnut Hill Lane, Dallas, Texas 75229, by executing a new proxy, or by attending the Annual Meeting and casting a contrary vote; however, no revocation shall be effective until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

     The Company will bear the expense of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders. Solicitation may be made by mail, personal contact, telephone and facsimile by officers and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians, fiduciaries and other similar parties to forward soliciting material to the Company's record shareholders and will reimburse such persons for their reasonable associated charges and expenses.

                          ELECTION OF CLASS I DIRECTOR

     The Board of Directors is expected to consist of five directors following the Annual Meeting. Unless a shareholder indicates to the contrary, the persons named as proxies in the enclosed proxy card have indicated that they intend to vote for the election of the nominee named below. If the nominee is not available to serve as a director at the time of election, the proxies may be voted for a substitute nominee.

     On May 21, 1997, the Board of Directors amended the Company's bylaws to provide for a classified board. The Board of Directors consists of three classes, with one director serving in Class I, and two directors serving in each of Classes II and III. Each class of directors serves three-year terms or until successors have been elected or qualified.

NOMINEE FOR DIRECTOR TO SERVE UNTIL 2001

     David D. Battershell, 72 -- Consulting engineer and a director of the Company since 1980.

DIRECTORS CONTINUING TO SERVE UNTIL 1999

     Bernard S. Lee, 63 -- President, Institute of Gas Technology. Mr. Lee is also a director of NUI Corporation and National Fuel Gas Company. Mr. Lee has been a director of the Company since 1982.

     Joseph V. Mariner, Jr., 78 -- Investments. Mr. Mariner is also a director of Renters Choice, Inc. and Temtex Industries, Inc. Mr. Mariner has been a director of the Company since 1980.

DIRECTORS CONTINUING TO SERVE UNTIL 2000

     Sherrill Stone, 62 -- Chairman of the Board, Chief Executive Officer and President of the Company. Mr. Stone has served as a director of the Company since 1985.

     Donald A. Sillers, Jr., 72 -- Investments. Mr. Sillers is the former Chairman of the Board and Chief Executive Officer of the Company and has served as a director of the Company since 1970.

     The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee is responsible for reviewing the scope of the audit by the independent auditors, reviewing the management letter received from the auditors and recommending changes in the Company's internal accounting controls. The Compensation Committee is responsible for recommending to the full Board of Directors salaries and bonuses for the Company's key employees. Messrs. Battershell, Lee, Sillers and Mariner were members of the Audit Committee and the Compensation Committee in fiscal 1998. The Board of Directors does not have a nominating committee.

     During fiscal 1998, the Board of Directors held five meetings, the Audit Committee held one meeting and the Compensation Committee held one meeting. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and any meetings held by any committee on which that director served. Non-employee directors are paid $1,575 per quarter, plus $950 for each board or special committee meeting attended.

     THE BOARD OF DIRECTORS URGES SHAREHOLDERS TO VOTE FOR THE NOMINEE FOR DIRECTOR SET FORTH ABOVE.

                      COMMON STOCK OWNERSHIP OF MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information, as of the Record Date, concerning directors, the nominee for director, the named executive officers, and certain beneficial owners regarding beneficial ownership of the Company's Common Stock. Mr. Sillers, Royce & Associates, Inc. and Cannell Capital Management are the only persons or entities known by the Company to beneficially own more than 5% of the Common Stock as of such date.

                                                               SHARES OF
                                                                 COMMON
                                                                 STOCK       PERCENT OF
                                                              BENEFICIALLY     COMMON
                            NAME                                 OWNED         STOCK
                            ----                              ------------   ----------
Sherrill Stone(1)...........................................       28,258        1.9%
Donald A. Sillers, Jr.(2)...................................      103,488        7.1%
David D. Battershell(3).....................................        7,600          *
Bernard S. Lee(4)...........................................        4,600          *
Joseph V. Mariner, Jr.(5)...................................        2,350          *
G. D. Cornwell (6)..........................................       11,500          *
Edward Perry(7).............................................        3,600          *
Ray Muzyka(8)...............................................        1,625          *
Ken Fewel(9)................................................          -0-          *
Royce & Associates, Inc.(10)................................      100,900        6.9%
Cannell Capital Management(11)..............................       85,600        5.9%
All Directors and Officers as a Group (eleven persons
  including those named above)..............................      165,521       11.4%

---------------

  *  Less than 1%.

 (1) Includes 5,000 stock options that are exercisable within 60 days of this Proxy Statement. Does not include 150 shares owned of record by Mrs. Jo Ann Stone, Mr. Stone's wife, as to which shares Mr. Stone disclaims any beneficial interest. Mr. Stone's address is c/o Peerless Mfg. Co., 2819 Walnut Hill Lane, Dallas, TX 75229.

 (2) Includes 26,000 shares owned of record by Mr. Sillers as sole trustee of a trust, the income from which is payable for life to Mr. Sillers and his wife, remainder to their children and 1,000 stock options that are exercisable within 60 days of this Proxy Statement. Does not include 939 shares owned of record by Mrs. Virginia Sillers, Mr. Sillers' wife, as to which shares Mr. Sillers disclaims any beneficial interest. Mr. Siller's address is 8609 Northwest Plaza Drive, #403, Dallas, TX 75225.

 (3) Includes 1,000 stock options that are exercisable within 60 days of this Proxy Statement. Mr. Battershell's address is D.D. Battershell and Associates, 114 Dan Moody Trail, Georgetown, TX 78628.

 (4) Includes 1,000 stock options that are exercisable within 60 days of this Proxy Statement. Does not include 1,500 shares owned of record by Mrs. Pauline Lee, Mr. Lee's wife, as to which shares Mr. Lee disclaims any beneficial interest. Mr. Lee's address is Institute of Gas Technology, 1700
     S. Mount Prospect Road, Des Plaines, IL 6018-1804.

 (5) Includes 1,000 stock options that are exercisable within 60 days of this Proxy Statement. Mr. Mariner's address is Mariner Ranch, Route 1, Box 156, Gordon, TX 76453.

 (6) Mr. Cornwell's address is c/o Peerless Mfg. Co., 2819 Walnut Hill Lane, Dallas, TX 75229.

 (7) Includes 2,500 stock options that are exercisable within 60 days of this Proxy Statement. Mr. Perry's address is c/o Peerless Mfg. Co., 2819 Walnut Hill Lane, Dallas, TX 75229.

 (8) Mr. Muzyka's address is c/o Peerless Mfg. Co., 2819 Walnut Hill Lane, Dallas, TX 75229.

 (9) Mr. Fewel's address is c/o Peerless Mfg. Co., 2819 Walnut Hill Lane, Dallas, TX 75229.

(10) Based on a 13(g) filing dated February 5, 1998, Royce & Associates, Inc. and Charles M. Royce, controlling person of Royce & Associates, Inc., are deemed the beneficial owners of 100,900 shares of Common Stock. Royce & Associates is located at 1414 Avenue of the Americas, New York, NY 10019.

(11) Based on a 13(d) filing dated June 11, 1997, Cannell Capital Management is deemed the beneficial owner of 85,600 shares of Common Stock. Cannell Capital Management is located at 750 Battery Street, San Francisco, CA 94111.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding compensation paid during its fiscal year ended June 30, 1998 to the Company's Chief Executive Officer and the four of its most highly compensated executive officers (the "named executive office") whose total annual salaries and bonuses during fiscal 1998 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM COMPENSATION
                                                                          ---------------------------------------------
                                           ANNUAL COMPENSATION                    AWARDS                  PAYOUTS
                                   ------------------------------------   -----------------------   -------------------
                                                                 OTHER                 SECURITIES
                                                                ANNUAL    RESTRICTED   UNDERLYING             ALL OTHER
                                                                COMPEN-     STOCK       OPTIONS/     LTIP      COMPEN-
                                   FISCAL   SALARY     BONUS    SATION     AWARD(S)      SAR'S      PAYOUTS    SATION
PRINCIPAL POSITION                  YEAR      ($)     ($)(1)    ($)(2)      ($)(3)        (#)         ($)      ($)(4)
------------------                 ------   -------   -------   -------   ----------   ----------   -------   ---------
Sherrill Stone...................   1998    187,207   116,496    None         None        5,000       N/A       3,744
  Chairman, CEO &                   1997    171,693      None    None         None          N/A       N/A       3,434
  President                         1996    168,000     8,716    None         None       10,000       N/A       3,360
G.D. Cornwell....................   1998    120,991   105,906    None       31.875        4,000       N/A       2,420
  Senior Vice President             1997    103,723      None    None         None          N/A       N/A       2,074
                                    1996    101,600     6,063    None         None        5,000       N/A       2,032
Edward Perry.....................   1998    125,861    79,429    None         None        1,000       N/A       2,517
  Senior Vice President             1997    117,942      None    None         None          N/A       N/A       2,315
                                    1996    115,750     6,063    None         None        5,000       N/A       2,315
Ray Muzyka.......................   1998     99,140    68,839    None         None        3,000       N/A       1,983
  Vice President                    1997     92,694      None    None         None          N/A       N/A       1,854
                                    1996     89,135     3,790    None         None          N/A       N/A       1,783
Ken Fewel........................   1998     96,661    48,658    None         None        2,000       N/A       1,933
  Vice President                    1997     89,045      None    None         None          N/A       N/A       1,781
                                    1996     85,491     3,790    None         None          N/A       N/A       1,710

---------------

(1) Bonuses are paid in the fiscal year following the fiscal year in which the bonus was earned.

(2) The aggregate value of Other Annual Compensation paid does not exceed the lesser of $50,000 or 10% of the salary and bonuses paid to the executive officers named above.

(3) Restricted stock awards are valued at the closing market price of the Common Stock as of the date of grant. Dividends are paid on restricted shares at the same rate paid to all shareholders. The Company's Restricted Stock Plan is discussed in the "Board Compensation Committee Report on Executive Compensation -- 1995 Stock Option and Restricted Stock Plan" section.

(4) Amounts shown represent contributions made by the Company on behalf of the named executive officers to the Peerless Mfg. Co. Retirement Savings Plan Trust, a defined contribution plan defined under Section 401(k) of the Internal Revenue Code of 1986, as amended.

                     OPTION GRANTS DURING 1998 FISCAL YEAR

     In fiscal 1998, 2,000 Common Stock options (500 Common Stock options for each non-employee director) were granted, all of which were immediately exercisable. In addition, 22,000 common stock options were given to employees, which options vest 25% ratably over the first four years of the 10-year exercise period.

              AGGREGATED OPTION EXERCISES IN 1998 FISCAL YEAR AND
               FISCAL YEAR ENDED JUNE 30, 1998 OPTION VALUE TABLE

                                                                                      VALUE OF UNEXERCISED
                                                          NUMBER OF OPTIONS           IN-THE-MONEY OPTIONS
                                                              AT FY-END                     AT FY-END
                              SHARES                        JUNE 30, 1998                 JUNE 30, 1998
                             ACQUIRED      VALUE                 (#)                           ($)
                            ON EXERCISE   REALIZED   ---------------------------   ---------------------------
NAME                            (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -----------   --------   -----------   -------------   -----------   -------------
Sherrill Stone............         0            0       5,000         10,000         16,250         25,625
G. D. Cornwell............     2,500       27,875           0          6,500              0         15,625
Edward Perry..............         0            0       2,500          3,500          8,125         10,000
Ray Muzyka................         0            0           0          3,000              0          5,625
Ken Fewel.................         0            0           0          2,000              0          3,750

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors is composed of Messrs. Battershell, Lee, Sillers and Mariner, the four independent outside directors of the Company. No Compensation Committee interlocks existed and no employees participated in Compensation Committee decisions in fiscal 1998.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is responsible for setting the annual base compensation and bonus levels and administering the restricted stock program for the Company's employees, including its executive officers. Its recommendations are subject to final approval by the Board of Directors. The Company believes that the key to a successful executive compensation program is in setting aggressive business goals by integrating the program with the Company's annual and strategic planning and evaluation processes and by comparing the Company's results against industry performance levels. The Company's achievements during the past fiscal year, as well as the individual achievements of its various business units and divisions, are taken into account in making executive compensation determinations. In addition, the Company recognizes that it competes in an increasingly competitive environment, and executive compensation therefore must also take into account the Company's performance as compared to that of other companies in the industry or in similar industries. The Compensation Committee also evaluates on an annual basis the Company's corporate performance, revenues and share performance with respect to a broader group of companies, such as the Standard & Poor's 500.

  Annual Base Compensation

     Annual base compensation awarded in any particular fiscal year to each of the Company's executive officers is based upon the following factors: corporate performance of the Company during the prior year, performance of the divisions within the Company for which the executive officer is responsible, and a more subjective evaluation of the executive officer's personal performance. The evaluation of the Company's corporate performance is directly linked to the Company's profitability during the period, and therefore is based upon the value of the stock of the Company. In making this determination, the Compensation Committee reviews the Company's percentage growth in earnings per share over the prior year, and the Company's overall return on equity for that period. The Compensation Committee believes that these two factors are the primary determinants of stock price over time. The Compensation Committee next reviews the profit performance of the individual divisions for which the executive officer is responsible. Finally, the Compensation Committee determines the personal rating for each executive officer, which is based upon such qualitative factors as the achievement of certain financial objectives and specific organizational and management goals for that officer. Annual base compensation for the Company's Chief Executive Officer is determined in the same manner as for the Company's other executive officers, except that the Compensation Committee does not review or evaluate any particular division's performance, but looks to the Company as a whole in determining corporate performance relevant to the Chief Executive Officer's compensation. Additionally, the Company and the Chief Executive Officer entered into an Employment Agreement in 1994 which provides that, under certain circumstances, the Company will pay the Chief Executive Officer 90% of his annual base compensation for three years as severance pay.

     The Committee also recognizes that in order to attract and retain the highest quality executive officers, its base compensation must be competitive when compared to that paid by companies in similar industries and in comparable geographic areas. Accordingly, the Compensation Committee periodically reviews the executive compensation paid by such companies.

  Annual Bonus Plans

     The Company has an incentive bonus plan pursuant to which certain key employees, including the named executive officers, are selected annually by the Compensation Committee to earn a cash bonus based upon the after-tax profitability of the Company. This plan requires that the Company achieve a specific after-tax return on beginning-of-year equity, after which bonuses may be paid out. The available bonus pool for the Company is calculated on earnings in excess of the base level.

     Once the total bonus pool is calculated, it is distributed to participants in the plan in accordance with pre-determined percentages as set by the Compensation Committee annually. The determination of the bonus level awarded to the Company's Chief Executive Officer is made in the same manner as that of the Company's other executive officers. The bonuses paid in fiscal 1998 to the executive officers are set forth in the Summary Compensation Table.

     The Compensation Committee also recommended that an additional discretionary bonus pool of $20,000 be established, to be used by the President for the purpose of recognizing certain outstanding contributions made by any employee, including the named executive officers, but excluding the President. Awards under this plan may be made in order to recognize new product inventions or improvements, ideas for major manufacturing cost reductions, originations of large and profitable orders or for other purposes.

  1985 Restricted Stock Plan

     The Board of Directors adopted the 1985 Restricted Stock Plan (the "1985 Plan") to attract, motivate and retain qualified employees. The 1985 Plan was approved by the Company's shareholders on November 13, 1985 and became effective as of December 13, 1985. The 1985 Plan is administered by the Board of Directors, which delegates to the Compensation Committee its power to determine which employees should be awarded restricted stock pursuant to the plan. Under the terms of the 1985 Plan, the Company may grant up to an aggregate of 75,000 shares of restricted Common Stock to any employee or employees. Employees receiving restricted stock do not pay for such stock; however, certain ownership restrictions are placed upon the stock on the date of its issuance which lapse within five years after such issuance. Dividends are paid to the employee on restricted shares during the restriction period. During fiscal 1998, the Company made distributions of 2,000 shares of restricted stock pursuant to the 1985 Plan.

  1995 Stock Option and Restricted Stock Plan

     The Board of Directors adopted the 1995 Stock Option and Restricted Stock Plan (the "1995 Plan") to attract, motivate and retain qualified employees. The 1995 Plan was approved by the Company's shareholders on November 21, 1996 and became effective immediately thereafter. The 1995 Plan is administered by the Board of Directors, which delegated to certain members of the Compensation Committee, Messrs. Battershell, Lee and Mariner, acting as the Stock Option Committee (the "Stock Option Committee"), its power to determine which employees should be awarded restricted stock pursuant to the plan. From time to time, the Chief Executive Officer of the Company will recommend to the Stock Option Committee individuals he believes should be subject to such Option or grant, and, with respect to any recommended Option, whether the Option should be a qualified or nonqualified option. The Stock Option Committee will consider, but need not accept, the Chief Executive Officer's grant recommendations. Each non-employee director of the Company or its subsidiaries will receive nonqualified options to purchase 500 shares of Common Stock on the date that the shareholders approve the Plan and on the date of the Company's annual shareholder's meeting for each following year that such director serves on the Board.

     Under the terms of the 1995 Plan, the Company may provide options or grant up to an aggregate of 100,000 shares of restricted common stock to any employees or non-employee directors.

     The Stock Option Committee will determine the number and the exercise price of the Options, and the time or times that the Options become exercisable, provided that an Option exercise price may not be less than the fair market value of the Common Stock on the date of grant. The term of an Option will also be determined by the Stock Option Committee, provided that the term of a qualified Option may not exceed 10 years.

     The Stock Option Committee may grant shares of Restricted Stock without requiring the payment of cash consideration for such shares. Currently, there are no restricted stock grants awarded under this plan.

     In fiscal 1998, 500 common stock options were given to each non-employee director which were immediately exercisable, and 22,000 common stock options were given to employees, which options vest 25% ratably over the first four years of its 10 year exercise period.

     This report is submitted by the members of the Compensation Committee.

     DAVID D. BATTERSHELL
     BERNARD S. LEE
     JOSEPH V. MARINER, JR.
     DONALD A. SILLERS, JR.

     This report and the following performance graph will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates this report or the performance graph by reference.

CORPORATE PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return over a five-year period, assuming $100 invested at June 30, 1993 in each of (i) Peerless Mfg. Co. common stock, (ii) the Dow Jones Industrial Average and (iii) a peer group consisting of manufacturers in the industrial sector providing industrial and commercial services to other commercial enterprises. Total shareholder return is based on the increase in the price of the common stock with dividends reinvested.

     The stock price performance depicted in the Corporate Performance Graph is not necessarily indicative of future price performance.

                                  TOTAL RETURN

                             TOTAL RETURN ANALYSIS
                      (ASSUMES $100 INVESTMENT ON 6/30/93)

                              [PERFORMANCE GRAPH]

                                                                                             DJ
  MEASUREMENT PERIOD                               PEERLESS MFG.     DJ INDUSTRIAL      DIVERSIFIED
(FISCAL YEAR COVERED)                                   CO.             AVERAGE          INDUSTRIAL
6/30/93                                                        100               100               100
6/30/94                                                     127.54            105.91            103.66
6/30/95                                                     145.06            136.81            123.24
6/28/96                                                     150.40            173.77            154.55
6/30/97                                                     157.19            240.81            210.35
6/30/98                                                     190.58            285.87            256.89

     Source: Carl Thompson Associates www.ctaonline.com (303) 665-4200. Data from Bloomberg Financial Markets.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of Forms 3, 4 and 5 furnished to the Company or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended June 30, 1998, its officers, directors and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.

                                    AUDITORS

     Grant Thornton has audited the Company's financial statements since fiscal 1970 and has been selected to act in that capacity for the ensuing fiscal year. Representatives of Grant Thornton are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will respond to shareholder questions raised during the meeting.

                             SHAREHOLDER PROPOSALS

     A proper proposal submitted by a shareholder of the Company for presentation at the Company's 1999 Annual Shareholders Meeting and/or for inclusion in the Company's 1999 proxy statement and received at the Company's executive office not earlier than May 4, 1999 and not later than June 3, 1999 will be eligible for presentation at the 1999 Annual Shareholders Meeting and/or to be included in the Company's Proxy Statement and form of Proxy relating to such Annual Meeting.

     Shareholders wanting to properly submit any business at the 1999 Annual Meeting, must give notice in writing, delivered in person or by certified mail, to the secretary of the corporation at the address set forth on the cover page of this proxy statement. A shareholder's notice to submit business to an annual meeting of shareholders should set forth (i) the name and address of the shareholder, (ii) the class and number of shares of stock beneficially owned by such shareholder, (iii) the name in which such shares are registered on the stock transfer books of the corporation, (iv) a representation that the shareholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice, (v) any material interest of the shareholder in the business to be submitted, and (vi) a brief description of the business desired to be submitted to the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, and the reasons for conducting such business at the annual meeting. The Company may exclude any shareholder proposal that is excludable pursuant to any rule, regulation or ruling of the Securities and Exchange Commission.

                                 OTHER MATTERS

     Neither management nor the Board of Directors knows of any matter to be acted upon at the Annual Meeting other than the matters described above. If any other matter properly comes before the Annual Meeting or any adjournments thereof, however, the proxies in the enclosed form confer upon the persons entitled to vote the shares represented by such proxies discretionary authority to vote thereon in accordance with their best judgment in the interest of the Company.

     UPON WRITTEN REQUEST TO THE UNDERSIGNED, C/O PEERLESS MFG. CO., 2819 WALNUT HILL LANE, DALLAS, TEXAS 75229, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                     By Order of the Board of Directors,

                                     /s/ PAUL W. WILLEY

                                     Paul W. Willey,
                                     Secretary

Dallas, Texas
October 20, 1998

                              FRONT OF PROXY CARD



                               PEERLESS MFG. CO.
                BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING
           OF SHAREHOLDERS AT 10:00 A.M. WEDNESDAY, NOVEMBER 25, 1997
                   2819 WALNUT HILL LANE, DALLAS, TEXAS 75229

                   -----------------------------------------
                             ---------------------

     The undersigned shareholder of Peerless Mfg. Co. (the "Company") hereby appoints Sherrill Stone and Paul Willey or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof.

     ----------------------------------------------------------------------

     (1)  Election of David D. Battershell as the Class I Director.

          FOR Nominee    [ ]       WITHHOLD AUTHORITY    [ ]

     (2) In their discretion, the proxies are authorized to vote upon such other business or matters as may properly come before the meeting or any adjournment thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                               BACK OF PROXY CARD


                         (CONTINUED FROM REVERSE SIDE)


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEM (1) THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (2). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

     Receipt herewith of the Company's Annual Report and Notice of Meeting and Proxy Statement, dated October 20, 1998, is hereby acknowledged.

                                   Dated:                             , 1998
                                         -----------------------------

                                   -----------------------------------------

                                   -----------------------------------------
                                       (Signature(s) of Shareholder(s))

                                   (Joint owners must EACH sign. Please sign
                                   EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)

                                   PLEASE SIGN, DATE AND MAIL TODAY.